SUPPLEMENT TO THE
FIDELITY TREND FUND AND FIDELITY VALUE FUND FEBRUARY 19, 1998
PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the Charter section on page P-12. Nick Thakore is manager of Trend Fund, which he has managed since October 1998. Since joining Fidelity in 1993, Mr. Thakore has worked as an analyst and manager.